UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549
                          ----------------------



                                FORM 8-K


                             CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                     SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): May 26, 2006
                                                        ------------

                      JOHN B. SANFILIPPO & SON, INC.
                      ------------------------------
            (Exact Name of Registrant as Specified in Charter)


        Delaware                    0-19681             36-2419677
----------------------------   ----------------   -----------------------
(State or Other Jurisdiction   (Commission File   (I.R.S. Employer
 of Incorporation)              Number)            Identification Number)




             2299 Busse Road, Elk Grove Village, Illinois 60007
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             (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (847) 593-2300
                                                    --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))




Item 1.01 -- Entry into a Material Definitive Agreement.
--------------------------------------------------------

On May 26, 2006, John B. Sanfilippo & Son, Inc. (the "Company"),
U.S. Bank National Association ("USB") and LaSalle Bank National Association ("LSB") entered into the Ninth Amendment to Credit Agreement (the "Amendment") dated as of March 31, 1998. The Amendment extends the expiry date for the letter of credit associated with the Decatur County - Bainbridge Industrial Development Authority industrial development revenue bonds to June 1, 2011. On June 1, 2006, the remaining balance of $5.865 million of these bonds were remarketed at an interest rate of 4.55% payable semiannually through June 1, 2011.


Item 9.01 Financial Statements and Exhibits.
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(c) Exhibits
------------

The exhibits filed herewith are listed in the Exhibit Index which follows the signature page of this Current Report on Form 8-K.


                                SIGNATURE
                                ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           JOHN B. SANFILIPPO & SON, INC.


June 2, 2006                              By: /s/ Michael J. Valentine
                                               ------------------------
                                               Michael J. Valentine
                                               Executive Vice President
                                               Finance, Chief Financial
                                               Officer and Secretary


                              EXHIBIT INDEX
                              -------------

Exhibits     Description
--------     ----------------------------------------------------------

10.1 Ninth Amendment to Credit Agreement executed May 26, 2006 by and among the Company, USB and LSB